UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2024

FERGUSON (JERSEY) LIMITED

(Exact Name of Registrant as Specified in its Charter)

Jersey, Channel Islands	001-40066	98-1499339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1020 Eskdale Road, Winnersh Triangle, Wokingham, Berkshire, United Kingdom	RG41 5TS
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 118 927 3800

Ferguson plc

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of 10 pence	FERG	New York Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously announced, the board of directors of Ferguson plc, a public company limited by shares incorporated in Jersey (the “Company”), concluded that it would be in the best interests of the Company and its shareholders as a whole to proceed with establishing a new corporate structure to domicile the Ferguson plc group’s ultimate parent company in the United States. On August 1, 2024, the Company implemented this new corporate structure by completing the merger (the “Merger”) of Ferguson (Jersey) 2 Limited (“Merger Sub”), a newly formed Jersey incorporated private limited company and direct, wholly owned subsidiary of Ferguson Enterprises Inc., a Delaware corporation (“Ferguson Enterprises”), with and into the Company, with the Company surviving the Merger as a direct, wholly owned subsidiary of Ferguson Enterprises and Merger Sub ceasing to exist, on the terms and subject to the conditions of the Merger Agreement, dated as of February 29, 2024, by and among Ferguson Enterprises, Merger Sub and the Company (the “Merger Agreement”).

On the terms of, subject to the conditions of and/or in connection with the Merger Agreement, at 12:01 a.m. Eastern Time (5:01 a.m. U.K. Time) on August 1, 2024 (the “Effective Time”), (i) each ordinary share, par value 10 pence per share, of the Company (collectively, the “Ferguson plc Shares” and each a, “Ferguson plc Share”) that was issued and outstanding at 6:00 p.m. Eastern Time on July 31, 2024 (the “Merger Record Time”) was automatically cancelled without any repayment of capital and Ferguson Enterprises issued as consideration therefor new, duly authorized, validly issued, fully paid and non-assessable shares of common stock, par value $0.0001 per share, of Ferguson Enterprises (the “Ferguson Enterprises Common Stock”) to each holder of Ferguson plc Shares (collectively, the “Ferguson plc Shareholders” and each a, “Ferguson plc Shareholder”) on a one-for-one basis for each Ferguson plc Share held by such Ferguson plc Shareholder immediately preceding the Merger Record Time and (ii) each depositary interest (each, a “Ferguson plc U.K. DI”) issued through CREST by Computershare Investor Services PLC (the “Depositary”) representing a beneficial interest in an issued and outstanding Ferguson plc Share at the Merger Record Time was cancelled and, as consideration therefor, a depositary interest representing a beneficial interest in one share of Ferguson Enterprises Common Stock was issued through CREST by the Depositary to each holder of Ferguson plc U.K. DIs on a one-for-one basis for each Ferguson plc U.K. DI held by such holder immediately preceding the Merger Record Time. All Ferguson plc Shares held in treasury were cancelled as a result of the Merger.

Immediately following the consummation of the Merger, on a consolidated basis, the assets, businesses, and operations of Ferguson Enterprises were substantially the same as the corresponding assets, business, and operations of the Company immediately prior to the consummation of the Merger.

As a result of the Merger, Ferguson Enterprises became the successor issuer to the Company, which was renamed “Ferguson (Jersey) Limited” and changed its status to a private company. Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shares of Ferguson Enterprises Common Stock issued in connection with the Merger are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer. As a result, effective as of August 1, 2024, future filings with the Securities and Exchange Commission (the “SEC”) will be filed by Ferguson Enterprises under CIK No. 0002011641.

On July 31, 2024, the Company notified the New York Stock Exchange (“NYSE”) of the anticipated consummation of the Merger and requested that, following the Effective Time, the NYSE file with the SEC a Form 25, Notification of Removal from Listing and/or Registration, to delist all Ferguson plc Shares from the NYSE and deregister Ferguson plc Shares under Section 12(b) of the Exchange Act. The Company also intends to file a Certification and Notice of Termination of Registration on Form 15 with the SEC requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The shares of Ferguson Enterprises Common Stock (CUSIP: 31488V 107; ISIN: US31488V1070) are expected to commence trading on the NYSE as of the open of trading on August 1, 2024, under the symbol “FERG,” which is the same symbol under which the Ferguson plc Shares traded.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in the Explanatory Note of this Current Report is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in the Explanatory Note of this Current Report is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

Pursuant to the terms of the Merger Agreement, the Company’s existing Memorandum and Articles of Association were altered and replaced in their entirety by a new Memorandum and Articles of Association (the “New Memorandum and Articles”) with effect on and from the Effective Date. A copy of the New Memorandum and Articles is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

In addition, as a result of the Merger, shareholders of the Company became stockholders of Ferguson Enterprises, and the rights of such stockholders are now defined by the Delaware General Corporation Law, the amended and restated certificate of incorporation of Ferguson Enterprises (the “Ferguson Enterprises Certificate of Incorporation”) and the amended and restated bylaws of Ferguson Enterprises (the “Ferguson Enterprises Bylaws”). Information about certain differences in rights between shareholders of the Company and stockholders of Ferguson Enterprises as a result of the Merger is discussed in the Comparison of Corporate Governance and Shareholder Rights filed as Exhibit 99.1 to this Current Report and incorporated herein by reference. The information in Exhibit 99.1 supersedes the description of the Ferguson Enterprises’ capital stock in the definitive proxy statement of the Company for the Special Meeting, filed with the SEC on April 18, 2024. The discussion therein is qualified in its entirety by reference to the text of the Ferguson Enterprises Certificate of Incorporation and the Ferguson Enterprises Bylaws, which are filed as Exhibits 3.2 and 3.3, respectively, to this Current Report and are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

At the Effective Time, Ferguson Enterprises became the sole shareholder of the Company. The information set forth in the Explanatory Note of this Current Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, Kelly Baker, William Brundage, Geoffrey Drabble, Catherine Halligan, Brian May, James Metcalf, Kevin Murphy, Alan Murray, Nadia Shouraboura, Thomas Schmitt and Suzanne Wood each ceased to be directors of the Company and Ian Graham, Katherine McCormick, Julia Mattison and Paul Brooks became the directors of the Company.

In addition, in connection with the consummation of the Merger, and consistent with the governance structure of the Company’s other subsidiaries incorporated under the laws of Jersey and the laws of England and Wales, the board of directors of the Company disbanded all officer positions at the Company, effective as of the Effective Time, and any individual who held an officer position at the Company ceased to be an officer of the Company without any further action.

With the exception of Ms. Sammie Long, who retired from her position at the Company effective July 31, 2024, the individuals who served as directors and executive officers of the Company immediately prior to the Effective Time now serve as directors and executive officers of Ferguson Enterprises.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

Press Release

On August 1, 2024, the Company issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Merger Agreement, dated as of February 29, 2024, by and among Ferguson plc, Ferguson (Jersey) 2 Limited and Ferguson Enterprises Inc (incorporated by reference to Annex A to the Definitive Proxy Statement filed by Ferguson plc with the SEC on April 18, 2024).

3.1	Memorandum and Articles of Association of Ferguson (Jersey) Limited (incorporated by reference to Schedule 2 of Annex A to the Definitive Proxy Statement filed by Ferguson plc with the SEC on April 18, 2024).

3.2	Amended and Restated Certificate of Incorporation of Ferguson Enterprises Inc. (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Ferguson Enterprises Inc. with the SEC on August 1, 2024).

3.3	Amended and Restated Bylaws of Ferguson Enterprises Inc. (incorporated by reference to Exhibit 3.2 of the Current Report on Form 8-K filed by Ferguson Enterprises Inc. with the SEC on August 1, 2024).

99.1	Comparison of Corporate Governance and Shareholder Rights. (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Ferguson Enterprises Inc. with the SEC on August 1, 2024).

99.2	Press Release of Ferguson plc, dated August 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FERGUSON (JERSEY) LIMITED

Date: August 1, 2024	By:	/s/ Katherine McCormick
	Name:	Katherine McCormick
	Title:	Director and Company Secretary